UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2019 (May 29, 2019)

Drive Shack Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
(Commission File Number)	(IRS Employer Identification No.)

218 W 18th St, 3rd Fl.
New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 585-5591

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DS	New York Stock Exchange (NYSE)
9.75% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PB	New York Stock Exchange (NYSE)
8.05% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PC	New York Stock Exchange (NYSE)
8.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value per share	DS-PD	New York Stock Exchange (NYSE)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 29, 2019, Drive Shack Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders of the Company voted on the matters described below.

1.
The Company’s stockholders elected three Class II directors to serve until the 2022 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes*
William J. Clifford	31,396,830	16,617,081	15,971,345
Virgis W. Colbert	47,285,765	728,146	15,971,345
Benjamin M. Crane	47,290,518	723,393	15,971,345

2.
The Company’s stockholders approved by non-binding advisory vote the compensation of the Company’s named executive officers.  The numbers of shares that voted for the approval of such compensation, withheld authority to vote for the approval of such compensation, abstained from casting votes for the approval of such compensation, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
37,154,762	9,805,879	1,053,270	15,971,345

3.
The Company’s stockholders approved by non-binding advisory vote the frequency of future advisory votes on executive compensation.  The numbers of shares that voted for a frequency of one year, two years or three years, abstained from casting votes, and represented broker non-votes with respect to this proposal are summarized in the table below.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes*
46,117,983	84,563	1,744,568	66,797	15,971,345

4.
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.

Votes For	Abstentions	Abstentions
63,553,111	405,367	26,778

*Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVE SHACK INC.
(Registrant)

/s/ Nicholas M. Foley

General Counsel and Secretary

Date: May 31, 2019